                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549


                    __________________________________


                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                           ____________________


DATE OF REPORT:  (Date of Earliest Event Reported) May 18, 1994


                     BANK OF NEW HAMPSHIRE CORPORATION
(Exact name of registrant as specified in its charter)


     New Hampshire                   0-9517                 02-0346918
(State  or other jurisdiction    (Commission File        I.R.S. Employer
 of incorporation)                   Number)            Identification No.)


300 Franklin Street, Manchester, N.H.                            03105
(Address of principal executive offices)                        Zip Code


Registrant's telephone number, including area code:  (603) 624-6600


                                Not Applicable
(Former name or former address if changed since last report)





















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                                 FORM 8-K

                     Bank of New Hampshire Corporation



Item 5.  Other Events


(20) Other documents or statements to security holders

On Form 10-Q for the quarterly period ended September 30, 1992 the Registrant reported that its sole subsidiary, Bank of New Hampshire ("Bank"), agreed to a Capital Directive and entered into a Memorandum of Understanding with the Federal Deposit Insurance Corporation ("FDIC") and State of New Hampshire Banking Department ("State").

On May 18, 1994, Bank received written notification from the FDIC terminating the Capital Directive.

Additionally, on May 26, 1994, Bank received notification from the FDIC and State terminating the Memorandum of Understanding.


                                Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          Bank of New Hampshire Corporation
                                                    (Registrant)



Date:  May 31, 1994                       /s/ Gregory D. Landroche
                                          Gregory D. Landroche, Senior Vice
                                          President, Chief Financial Officer
                                          and Treasurer



















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